UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 26, 2009

SYMMETRICOM, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-02287	95-1906306
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Orchard Parkway

San Jose, California 95131-1017

(Address of Principal Executive Offices)

(408) 433-0910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced by Symmetricom, Inc. (the “Company”), Thomas W. Steipp has retired from his position as President and Chief Executive Officer and member of the Board of Directors of the Company effective as of June 28, 2009. The Company’s remaining management team will fulfill the responsibilities of the position under the direction of the Board of Directors while the Company continues its search for a new President and Chief Executive Officer. The Company is in the process of selecting from a set of well-qualified candidates and expects to conclude its search in the near future.

In connection with Mr. Steipp’s retirement, the Company has entered into a Separation Agreement, dated as of June 26, 2009 (the “Separation Agreement”), with Mr. Steipp. The Separation Agreement supplements the terms of that certain Amended and Restated Employment and Executive Severance Agreement, dated as of October 30, 2008 (the “Employment Agreement”), between the Company and Mr. Steipp, a copy of which was filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended December 28, 2008. Pursuant to the Employment Agreement, as supplemented by the Separation Agreement, the Company has agreed to pay to Mr. Steipp (i) any unpaid base salary and accrued but unpaid vacation through June 28, 2009, (ii) a separation payment of $875,000, (iii) his target bonus for the Company’s fiscal year ended June 28, 2009, subject to the achievement of previously established performance milestones and goals, and (iv) Company-paid benefit coverage for up to 18 months. The Separation Agreement also provides that Mr. Steipp will receive ratable monthly vesting credit from the last annual vesting date through June 28, 2009 for his restricted stock awards and stock options that were not fully vested as of the date of the Separation Agreement in lieu of the acceleration benefits provided under the Employment Agreement. In addition, each stock option held by Mr. Steipp will remain exercisable until March 31, 2010 (or, if earlier, the date on which the option would otherwise have expired).

A copy of the Separation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Separation Agreement, dated as of June 26, 2009, by and between Thomas W. Steipp and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2009	SYMMETRICOM, INC.

	By:	/s/ Justin Spencer
	Name:	Justin Spencer
	Title:	Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation Agreement, dated as of June 26, 2009, by and between Thomas W. Steipp and the Company